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                                                                   EXHIBIT 10.33


[ON COMPANY LETTERHEAD]




January 2, 1998



J. Gordon Foulkes, Ph.D.
1220 Rancho Encinitas Drive
Encinitas, CA  92024

RE:     Amendment to Offer Letter dated August 6, 1996

Dear Gordon:

Pursuant to the decision of the Compensation Committee of Aurora's Board of Directors, this letter amends the offer letter dated August 6, 1996 and signed by you on August 14, 1996, as it relates to the payment of a $150,000 bonus at the completion of four years of service by you. In consideration of Aurora's payment to you of a bonus of $50,000, this amount will be reduced by $25,000 (representing 50% of your bonus award) to a payment of $125,000 on your fourth anniversary at Aurora. All other terms and condition of the August 6, 1996 offer remain unchanged.

Sincerely,

/s/  TIMOTHY J. RINK

Timothy J. Rink, M.D., Sc.D.
Chairman, CEO and President



Agreed and accepted:

/s/ J. GORDON FOULKES
                                                    January 7, 1998
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J. Gordon Foulkes, Ph.D.                                  Date